UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): June 28, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                  1-2918                                      61-0122250
         (Commission File Number)                          (I.R.S. Employer
                                                          Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky              41012-0391
   (Address of principal executive offices)                   (Zip Code)

      P.O. Box 391, Covington, Kentucky                       41012-0391
              (Mailing Address)                               (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 2230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.
---------   ------------------------

              On June 28, 2005,  Gary  Cappeline,  Senior Vice President of
Ashland Inc., addressed the 2nd Annual Chemical Industry Conference sponsored by Chemical Heritage Foundation in Philadelphia, PA. In comments relating to Ashland's previously announced agreement to transfer its 38%
interest in Marathon Ashland Petroleum LLC (MAP) to Marathon Oil Corporation (Marathon), it was disclosed that Ashland currently expects to have about $1.12 billion in cash after the closing of the transaction and application of the transaction proceeds to repayment of most of the company's outstanding debt and certain other financial obligations. The company notes that this cash number is an estimate only, is subject to change prior to closing, and is subject to post-closing adjustment and audit.
              Mr. Cappeline also discussed Ashland's  acquisition strategy.
The company does not have any amount that is targeted for acquisitions. As previously disclosed, the company intends to focus on organic growth and will selectively pursue acquisitions that complement and strengthen Ashland's core businesses.
              Lastly, the restrictions on repurchase of Ashland shares were discussed. As previously disclosed, Ashland has no intention to declare a dividend or distribution (other than consistent with historical dividends) or to complete a share repurchase using proceeds received from the transaction.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ASHLAND INC.
                             -------------------------------------------
                                         (Registrant)



    Date:  June 29, 2005              /s/ David L. Hausrath
                                     -----------------------------------
                                     Name:     David L. Hausrath
                                     Title:    Senior Vice President,
                                               General Counsel and
                                               Secretary